                                                                    EXHIBIT 10.2

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                         DATED FEBRUARY 10, 2000 AMONG
            DYNAMICS RESEARCH CORPORATION, DRC ENCODER, INC., DRC
        METRIGRAPHICS, INC., DRC SOFTWARE, INC., AND DRC TELECOM, INC.
                                      AND
       BROWN BROTHERS HARRIMAN & CO., AS ADMINISTRATIVE AGENT AND AS A
    LENDER, AND FIRST MASSACHUSETTS BANK, N.A., f/k/a FAMILY BANK, FSB, AS
                       COLLATERAL AGENT AND AS A LENDER

     This Second Amendment to Loan and Security Agreement (hereinafter, the "Amendment") is made as of the 12th day of June, 2000 by and between Dynamics
                               --
Research Corporation, DRC Encoder, Inc., DRC Metrigraphics, Inc., DRC Software, Inc., and DRC Telecom, Inc., Massachusetts corporations with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and Brown Brothers Harriman & Co., as administrative agent and as a lender, and First Massachusetts Bank, N.A., f/k/a Family Bank, FSB, as collateral agent and as a lender (hereinafter, individually and collectively, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrowers executed and delivered to the Lenders a certain Loan and Security Agreement dated February 10, 2000,as amended by a certain Amendment to Loan and Security Agreement dated as of March 31, 2000 (hereinbefore and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrowers a Revolving Credit in the original maximum principal amount of $20,000,000.00 and a Term Loan in the original maximum principal amount of $7,500,000.00; and

     WHEREAS, the Borrowers have requested that the Lenders (i) increase the Term Loan from $7,500,000.00 to $10,000,000.00, (ii) amend the repayment terms and conditions of the Term Loan, and (iii) otherwise modify the Loan Agreement as set forth herein; and

     WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on
                                                                     --------
the terms and conditions contained in this Amendment; and

     WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers' respective best interests.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Borrowers hereby certify to the Lenders that, to the best of the Borrowers' knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof and that no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

     2. The definition of "Base" set forth in Article 1 of the Loan Agreement is hereby amended to also mean and refer to "Base Rate".

     3. The definition of "Base Margin Loan" set forth in Article 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Base Margin Loan": Any Revolving Credit Loan or any portion of the Term Loan bearing interest at the Base Rate."

     4. The definition of "LIBOR Loan" set forth in Article 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "LIBOR Loan": Any Revolving Credit Loan or any portion of the Term Loan bearing interest at the LIBOR Rate"

     5. The definition of "LIBOR Margin" set forth in Article 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "LIBOR Margin": (a) As to any Revolving Credit Loan, two hundred (200) basis points; and (b) as to the Term Loan, two hundred fifty (250) basis points."

     6. Article 1 of the Loan Agreement is hereby amended to add the following definition of "Loan" after the definition of "Line Fee Percentage".

          "Loan": Any loan or advance made under the Revolving Credit or the Term Loan"."

     7. The definition of "Loan Documents" set forth in Article 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "This Agreement, the Revolving Credit Note, the Term Note, and each instrument and document executed and/or delivered as contemplated by
          Article 6 below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby, as each may be amended from time to time."

     8. The definition of "Maturity Date" set forth in Article 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "Maturity Date": (a) As to the Revolving Credit Loans, February 10, 2003; and (b) as to the Term Loan, May 1, 2010."

     9. Section 3-10(a) of the Loan Agreement is hereby amended by deleting the following text:

          "(a) Subject to the limitation described herein, and provided the LIBOR Condition has been satisfied, the Lead Borrower shall have the option to elect an Interest Period applicable to a Revolving Credit Loan by giving notice of such election (a "Renewal/Conversion Notice") in the form of EXHIBIT 3-10,", and the following substituted therefor:

          "(a) Subject to the limitations described herein, the Lead Borrower shall have the option to elect an Interest Period to be applicable to a

          Revolving Credit Loan or any portion of the Term Loan by giving notice of such election (a "Renewal/Conversion Notice") in the form of
          EXHIBIT 3-10,"

     10. Section 3-10 (c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(c) The Lead Borrower shall not select, renew, or convert any Revolving Credit Loan or any portion of the Term Loan such that there are more than six (6) interest rates applicable to the Revolving Credit Loans and Term Loan in the aggregate which are LIBOR Loans at any one time."

     11. Section 3-11(b)(i) of the Loan Agreement is hereby amended to add the following text after the words "Revolving Credit Loan":

          "or any portion of the Term Loan".

     12. Section 3-11(b)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "(ii) the indices on which the interest rates for LIBOR Loans shall no longer represent the effective cost to the Lenders for U.S. dollar deposits in the interbank market for deposits in which they regularly participate:

then, in any such event, the Administrative Agent shall forthwith so notify the Lead Borrower thereof. Until the Administrative Agent notifies the Lead Borrower that the circumstances giving rise to such notice no longer apply, the obligation of the Lenders to make LIBOR Loans of the type affected by such changed circumstances or to permit the Lead Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans or any portion of the Term Loan shall be suspended. If at any time the Administrative Agent so notifies the Lead Borrower, the Lead Borrower has previously given the Administrative Agent a Renewal/Conversion Notice with respect to one or more LIBOR Loans, but such LIBOR Loans have not gone into effect, such notification shall be deemed to be void and the Lead Borrower may only borrow Base Margin Loans and shall furnish a substitute Renewal/Conversion Notice in connection therewith. Upon the expiration of the Interest Period for any LIBOR Loan which is outstanding on the date of such notification, the amount of such LIBOR Loan shall thereafter constitute a Base Margin Loan."

     13. Section 3-13(d) of the Loan Agreement is hereby amended by adding the following clause at the end of Section 3-13 (d):

          ", plus on or before June 12, 2000, an additional fee of $20,000.00 to
                                    --
          be shared pro rata by the Lenders."

     14. Article 4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          "4-1. The Term Loan Subject to, and in accordance with this Agreement,
                -------------
          and upon satisfaction of all conditions precedent set forth in Article 6, below, the Lender shall provide a term loan facility in the aggregate maximum principal sum of $10,000,000.00 (the "Term Loan") to the Borrowers in exchange for, and repayable with interest as provided herein and in the Borrowers' Amended and Restated Term Notes (hereinafter, collectively, the "Term Note") substantially in the form of EXHIBIT 4-1, annexed hereto.

          4-2 Interest Payments on Term Loan.
              ------------------------------

          (a) At the Lead Borrower's option and in accordance with the terms of this Agreement, the Term Loan shall bear interest at the Base Rate or the LIBOR Rate, as specified from time to time by the Lead Borrower in the Renewal/ Conversion Notice with respect to any portion of the Term Loan or as otherwise provided in this Agreement;

          (b) Interest on the Term Loan shall be payable in arrears on the applicable Interest Payment Date for that Loan; and

          (c) All of the terms and conditions relating to LIBOR Loans set forth in this Agreement, including, without limitation, the provisions of
          Section 3-10, 3-11 and 3-12 shall be applicable to any portion of the Term Loan bearing interest at the LIBOR Rate."


     15. Exhibit 1 of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit 1 annexed hereto and specifically incorporated by reference herein.

     16.  Exhibit 4-1 is hereby deleted in its entirety and replaced with
Exhibit 4-1 annexed hereto and specifically incorporated by reference herein.

     17. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lenders, then by a duly authorized officer of each Lender.

     18. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

     19. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                       DYNAMICS RESEARCH CORPORATION


                                By: /s/ David Keleher
                                    ----------------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------------
                                       DRC ENCODER, INC.

                                By: /s/ David Keleher
                                    ----------------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------------



                                       DRC METRIGRAPHICS, INC.

                                By: /s/ David Keleher
                                    ----------------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------------


                                       DRC SOFTWARE, INC.

                                By: /s/ David Keleher
                                    ----------------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------------


                                       DRC TELECOM, INC.

                                By: /s/ David Keleher
                                     ---------------------------------------

                                Title: Chief Financial Officer
                                       -------------------------------------

ACKNOWLEDGED AND AGREED:

BROWN BROTHERS HARRIMAN & CO.,
as administrative agent and as a lender

By: /s/ Timothy T. Telman
    -------------------------------------

Name: Timothy T. Telman
      -----------------------------------

Title: Vice President
       ----------------------------------

FIRST MASSACHUSETTS BANK, f/k/a
FAMILY BANK, FSB,
as collateral agent and as a lender

By: /s/ C. Lee Willingham
    --------------------------------------

Name:  C. Lee Willingham
       -----------------------------------

Title:  Vice President
        ----------------------------------

                                                                    EXHIBIT 10.2


                                   EXHIBIT 1

LENDER                         REVOLVING COMMITMENT      TERM COMMITMENT
                               /PERCENTAGE                   /PERCENTAGE

BROWN BROTHERS                     $10,000,000.00/ 50%      $5,000,000.00/ 50%
HARRIMAN & CO.


FIRST MASSACHUSETTS                $10,000,000.00/ 50%      $5,000,000.00/ 50%
BANK, N.A., formerly known as
FAMILY BANK, FSB